CONFIDENTIAL DISCUSSION DRAFT
-----------------------------

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         NetLive Communications, Inc.
               (Name of Registrant as Specified In Its Charter)


                                Not Applicable
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)    Title of each class of securities to which transaction applies:

       ........................................................................
       2)    Aggregate number of securities to which transaction applies:

       ........................................................................
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ........................................................................
       4)    Proposed maximum aggregate value of transaction:

       ........................................................................
       5)    Total fee paid:

       ........................................................................

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:
                                    ...........................................

       2)    Form, Schedule or Registration Statement No.:
                                                          .....................

       3)    Filing Party:
                          .....................................................

       4)    Date Filed:
                        .......................................................

                         NetLive Communications, Inc.
                                 584 Broadway
                           New York, New York 10012

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 15, 1997

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of NetLive Communications, Inc., a Delaware corporation (the "Company"), will be held at the offices of Goldstein, Golub, Kessler & Company, P.C., 1185 Avenue of the Americas, New York, New York 10036, on September 15, 1997, at 2:00 p.m., local time, for the purpose of considering and acting upon the following matters:

         (1) The approval of amendments to the Company's Certificate of Incorporation and By-Laws which, among other things, designates a classified Board of Directors and increases the number of directors to seven;

         (2) The election of seven directors, two of which will serve for a term ending in 1998, two of which will serve for a term ending in 1999, and three of which will serve for a term ending in 2000;

         (3) The ratification of the selection of Goldstein, Golub, Kessler & Company, P.C. as the Company's independent certified public accountants for the year ending March 31, 1998;

         (4)  The approval of the 1997 Stock Option Plan; and

         (5) The transaction of such other business as may properly come before the Annual Meeting.

         The Board of Directors of the Company has fixed the close of business on August 14, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection during normal business hours for purposes germane to the meeting during the ten days prior to the meeting at the office of the Secretary of the Company at the above address.

         The enclosed Proxy Statement contains information pertaining to the matters to be voted on at the Annual Meeting. A copy of the Company's Annual Report to Stockholders for 1996 is being mailed with this Proxy Statement.

                                            By order of the Board of Directors

                                            Andrew J. Schwartz, Secretary

New York, New York
August __, 1997

THE MATTERS BEING VOTED ON AT THE ANNUAL MEETING ARE IMPORTANT TO THE COMPANY, AND CERTAIN OF THE MATTERS REQUIRE THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. IN ORDER THAT YOUR VOTE IS COUNTED AT THE ANNUAL MEETING, PLEASE EXECUTE, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE PROXY STATEMENT.

                         NETLIVE COMMUNICATIONS, INC.
                                 584 BROADWAY
                           NEW YORK, NEW YORK 10012

                                PROXY STATEMENT

                       TO BE HELD ON SEPTEMBER 15, 1997

                              GENERAL INFORMATION

         The accompanying proxy and this Proxy Statement are furnished to the stockholders of NetLive Communications, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of holders of its common stock, par value $.0001 per share (the "Common Stock"), to be held at the offices of Goldstein, Golub, Kessler & Company, P.C., 1185 Avenue of the Americas, New York, New York 10036 at 2:00 p.m., local time, on September 15, 1997, and at any adjournments or postponements thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

         At the Annual Meeting, stockholders will be asked to vote on the following matters: (1) the approval of amendments to the Company's Certificate of Incorporation and By-Laws which, among other things, designate a classified Board of Directors and increase the number of directors to seven; (2) the election of seven directors, two of whom will serve for a term ending in 1998, two of whom will serve for a term ending in 1999, and three of whom will serve for a term ending in 2000; (3) the ratification of the selection of Goldstein, Golub, Kessler & Company, P.C. as the Company's independent certified public accountants for the year ending March 31, 1998; (4) the approval of the 1997 Stock Option Plan; and (5) the transaction of such other business as may properly come before the Annual Meeting.

         The Board of Directors of the Company has fixed the close of business on August 14, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection during normal business hours for purposes germane to the meeting during the ten days prior to the meeting at the office of the Secretary of the Company at the above address.

         If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted in accordance with the instructions indicated thereon. If no instructions are given, proxies will be voted in accordance with the recommendations of the Company's Board of Directors. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by written notice to the Company bearing a later date than the proxy or by the execution and delivery to the Company of a subsequently dated proxy. Any stockholder attending the Annual Meeting may vote in person if the stockholder desires to do so, whether or not that stockholder has previously given a proxy.

         The Company's Annual Report for 1997, including financial statements, the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about September __, 1997.

                               VOTING SECURITIES

         The close of business on August 14, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held on the Record Date. The Company had 2,950,000 shares of Common Stock outstanding and entitled to vote on the Record Date. The presence in person or by proxy of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present at the Annual Meeting for purposes of determining whether there is a quorum. The vote required for each proposal is set forth in the discussion of each proposal.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Based on information filed on Schedule 13D with the Commission, relating to a March 11, 1997 reporting date, a "group" consisting of Laurence Rosen, Jeffrey Wolf, Michael Kharitonov, Andrew Schwartz and Scott Wolf (individually a "Founder," and collectively the "Founders" or the "Founders Group") entered into a certain "Stockholders Agreement" dated March 8, 1997 (the "Stockholders Agreement") that provides, among other things, that each of the Founders will vote all of the Company's securities then owned in the manner approved in writing by a majority of such securities then owned by all of the Founders in the aggregate. Founders owning a majority of the securities owned by all of the Founders have informally advised the Company that they intend to vote all of their shares of Common Stock at the Annual Meeting in favor of all of the proposals described herein. The Stockholders Agreement further provides that no transfer of the Company's securities by any of the Founders shall be effective, and no transferee will be entitled to vote such securities or any other indices of ownership, unless and until such transferee agrees in writing to be bound by the terms and conditions of the Stockholders Agreement. The Stockholders Agreement terminates upon a merger, the dissolution of the Company, the written agreement of any subset of Founders owning 51% of the securities owned by the Founders in the aggregate or August 12, 1998, whichever occurs earliest. In such Schedule 13D, the Founders disclaimed beneficial ownership of the securities owned by other Founders and disclaimed that they were a single reporting entity for any other purpose. The Company believes that the Founders, as of August 1, 1997, beneficially own an aggregate of 49.6% of Common Stock outstanding as calculated for purposes of
Section 13(d)(3) of the Exchange Act, which includes options either currently exercisable or exercisable in the next 60 days for 512,085 shares of Common Stock.

         As of July 1, 1997, R. Andrew Lee, 2100 Connecticut Avenue, N.W, Suite 705, Washington, D.C. 20008, held as trustee of the NetLive Communications, Inc. Performance Share Trust (the "Trust") established under the NetLive Communications, Inc. Performance Share Program Plan (the "Plan") 300,000 shares of Common Stock. Currently Mr. Lee exercises sole voting and dispositive power over such shares.

         Based on information filed on Schedule 13D with the Commission, a "group" consisting of May Davis Group, Inc., Owen May, Dibo Attar and Dennis
E. Sal (the "May Davis Group") beneficially own an aggregate of 19.0% of the shares of Common Stock outstanding (which includes 500,000 shares subject to warrants) for purposes of Section 13(d)(3) of the Exchange Act. Mr. Attar, who reported ownership of no shares personally, reported shared ownership of 555,000 shares beneficially owned by certain funds. The disclosure required pursuant to Schedule 13D describes voting power and Mr. Attar has disclaimed beneficial ownership of such shares for other purposes.

         In addition to those set forth above, the table below lists any person who is known to the Company as of the Record Date (i) to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the number of shares owned beneficially by each director and named executive officer of the Company and (iii) the number of shares owned beneficially by all directors and executive officers as a group. Except as otherwise stated, all persons named are believed to have sole voting and investment power over the shares reported as owned.

NAME & ADDRESS OF BENEFICIAL        AMOUNT AND NATURE       PERCENT OF CLASS
OWNER                               OF BENEFICIAL OWNER
                                    (SHARES)
----------------------------        -------------------     ----------------
Laurence Rosen,                          567,319(1)               17.9%
94 Hudson St.,
Hoboken, NJ  07030

Jeffrey Wolf,                            443,705(2)               14.4%
230 Central Park West New York,
NY  10024

Michael Kharitonov, 145 West 71st        393,477(3)               12.8%
St., Apt. 4F, New York, NY  10023

Scott Wolf,                              196,071(4)                6.6%
2501 Irving Av. South
Minneapolis, MN 55405

Andrew J. Schwartz,                      115,412(5)                3.9%
444 East 86th St., Apt. 27E
New York, NY 10028

Dennis E. Sal,                           125,000(6),(9)            4.2%
23811 Wilmarth
Farmington, MI  48335

Vladislav Rysin,
240 Prospect, #L-89,                      33,334(7)                1.1%
Hackensack, NJ 07601

John E. Meier                             10,000(8)                0.3%
1915 Brandywine Dr.,
Columbus, OH 43220

Michael E. Wolf,
135 Wooster Street, #6                     5,000(9)                0.2%
New York, NY 10012

Marcel M. Yung,
605 West 112th Street                      5,000(9)                0.2%
New York, NY 10025

Directors and Officers
as a Group (8 persons)                 1,130,928(10)              34.4%

--------------
    (1) Includes options either currently exercisable or exercisable in the next 60 days for 219,069 shares of Common Stock. These shares are also included within, and constitute a portion of, the Founder Group shares described above.
    (2) Includes options either currently exercisable or exercisable in the next 60 days for 122,152 shares of Common Stock. These shares are also included within, and constitute a portion of, the Founder Group shares described above.
    (3) Includes options either currently exercisable or exercisable in the next 60 days for 127,267 shares of Common Stock. These shares are also included within, and constitute a portion of, the Founder Group shares described above.
    (4) Includes options either currently exercisable or exercisable in the next 60 days for 18,597 shares of Common Stock. These shares are also included within, and constitute a portion of, the Founder Group shares described above.
    (5) Includes options either currently exercisable or exercisable in the next 60 days for 25,000 shares of Common Stock.
    (6) These shares are also included within, and constitute a portion of, the May Davis Group shares described above.
    (7) Includes options either currently exercisable or exercisable in the next 60 days for 33,334 shares of Common Stock.
    (8) Includes options either currently exercisable or exercisable in the next 60 days for 10,000 shares of Common Stock.
    (9) Includes options either currently exercisable or exercisable in the next 60 days for 5,000 shares of Common Stock
    (10) Includes options either currently exercisable or exercisable in the next 60 days for 332,753 shares of Common Stock.


              1. APPROVAL OF AMENDMENTS TO COMPANY'S BY-LAWS AND
              --------------------------------------------------
                         CERTIFICATE OF INCORPORATION
                         ----------------------------
                                (Proxy Item 1)

         On August 11, 1997, the Board of Directors adopted a resolution approving amendments, subject to stockholder ratification, to the Company's By-Laws and Certificate of Incorporation to, among other things, increase the number of directors of the Company to seven and to institute a classified Board of Directors. To effect these amendments, Sections 1(a) and 1(c) of
Article III of the By-laws will be deleted in their entirety, certain additions to Articles III and IV will be incorporated, and Articles IX, X and XI will be added to the Company's Certificate of Incorporation. This summary is qualified by reference to the full text of the amendments to the Company's Certificate of Incorporation and By-laws which is set forth as Exhibit A to this Proxy Statement. The classified Board of Directors divides the Company's Board of Directors into three classes of directors. Pursuant to these amendments, the terms of the directors will be as follows: (i) Class I Directors shall serve for a term expiring at the Company's 1998 Annual Meeting of Stockholders; (ii) Class II Directors shall serve for a term expiring at the Company's 1999 Annual Meeting of Stockholders; and (iii) Class III Directors shall serve for a term expiring at the Company's 2000 Annual Meeting of Stockholders. Each director in each such class shall hold office until his or her successor is duly elected and qualified or until his earlier death, disability, resignation or removal. If any seat on the Company's Board of Directors becomes vacant during its initial term following this Annual Meeting, such vacancy shall be filled pursuant to Article XI of the Company's amended Certificate of Incorporation and shall continue to be filled as such for the remainder of the full term. In addition, the Chairman of the Board will be elected directly by the Company's stockholders. The Company is proposing these amendments to comply with its obligations under the Voting Agreement described below under Proxy Item 2.

         The amendments to the Company's By-Laws and Certificate of Incorporation require the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO
            THE COMPANY'S BY-LAWS AND CERTIFICATE OF INCORPORATION.


                           2. ELECTION OF DIRECTORS
                           ------------------------
                                (Proxy Item 2)

         Seven directors, constituting the entire board, are to be elected at the Annual Meeting to serve until their respective successors are elected and qualified. Two directors are to be elected as Class I Directors and shall serve for a term of one year expiring at the Company's 1998 Annual Meeting of Stockholders. Two directors are to be elected as Class II Directors and shall serve for a term of two years expiring at the Company's 1999 Annual Meeting of Stockholders. Three directors are to be elected as Class III Directors and shall serve for a term of three years expiring at the Company's 2000 Annual Meeting of Stockholders. Provided that a quorum is present at the Annual Meeting, the seven directors receiving the most votes will be elected as directors for their respective terms. Each director will continue in office until such director's term expires or until his successor is elected and qualified or until his earlier death, resignation or removal. The nominees are as follows: Class I - Dennis E. Sal and Marcel M. Yung; Class II - John E. Meier and Michael Wolf, and Class III - Michael Kharitonov, Andrew J. Schwartz and Jeffrey Wolf. All of such nominees are currently directors of the Company. All seven nominees have advised the Company that they will serve if elected.
If any of the persons described in this Proxy Statement who have been nominated by the Board of Directors of the Company is unable to accept election, it is intended that the proxies solicited hereby will be voted for the balance of those named and for a substitute nominee or nominees designated in accordance with the Voting Agreement described below.

         Unless authority to do so is expressly withheld on the proxy card, proxies received in response to this solicitation will be voted in favor of the election as directors of the Company of the persons listed below. The proposal to elect the nominees listed above requires the approval of a majority of the shares of Common Stock present and voting, provided that a quorum is present.

         Biographical information concerning the candidates is set forth below.


NOMINEES FOR ELECTION AS CLASS I DIRECTORS:
-------------------------------------------

Name and Age               Business Experience and Other Affiliations or Significant Activities
------------               --------------------------------------------------------------------
Dennis E. Sal, 54          DENNIS E. SAL has been a director of the Company since August 11, 1997.  Mr. Sal has been the President and Chief Executive Officer of DRG Services, Inc., a management consulting/computer services company, since 1990.

Marcel M. Yung, 44         MARCEL M. YUNG, PH. D. has been a director of the Company since August 11, 1997.  He is currently a Cryptographer and holds the position of Vice President at CertCo LLC and has held such positions there, and at its predecessor, since September 1996.  From 1988 to 1996,
                           Dr. Yung was a research staff member at IBM/T.J. Watson Research Center where he worked on IBM systems and products in the areas of cryptography, security and network applications.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS:
--------------------------------------------

Name and Age               Business Experience and Other Affiliations or Significant Activities
------------               --------------------------------------------------------------------
John E. Meier, 51          JOHN E. MEIER has been a director of the Company since July 1996. Mr. Meier became
                           Executive Vice President and Chief Operating Officer of the Company effective in July
                           1997.  From July 1996 to July 1997, Mr. Meier served as a Vice President of Subscriber
                           Marketing of AirMedia, a division of Ex Machina, Inc., an Internet broadcast network.
                           From 1976 to 1996, Mr. Meier was employed by CompuServe, Incorporated, a leading consumer on-line service, having held the positions of Senior Vice President of Market
                           Planning and Development, and Senior Vice President of Membership Support and
                           Retention.

Michael E. Wolf, 35        MICHAEL E. WOLF has been a director of the Company since August 11, 1997.   Mr. Wolf
                           has been a quantative analyst at J.P. Morgan & Co. since February 1997 and held similar positions at Hong Kong and Shanghai Bank from July 1996 through February 1997 and at
                           D.E. Shaw & Co. from September 1992 through May 1994.  From July 1994 through June
                           1996, he was a computer programmer at Silicon Graphics, Inc.

NOMINEES FOR ELECTION AS CLASS III DIRECTORS:
---------------------------------------------

Name and Age               Business Experience and Other Affiliations or Significant Activities
------------               --------------------------------------------------------------------
Michael Kharitonov, 34     MICHAEL KHARITONOV, PH.D. is a co-founder of the Company.  He has been the Chairman of the Board and Director of Technology of the Company since April 1996, and President and Chief Executive Officer since June 1997.  Dr. Kharitonov served as Secretary of the
                           Company from April 1996 through October 1996.  From November 1992 to April 1996, Dr.
                           Kharitonov was employed by D.E. Shaw & Co., an investment management firm, most recently having held the position of vice president.

Andrew J. Schwartz, 33     ANDREW J. SCHWARTZ is a co-founder of the Company.  He has been a director of the
                           Company since June 1997.  He has been General Counsel of the Company since March
                           1996, Vice President of Business Development since October 1996, Secretary since
                           October 1996 and Treasurer and Chief Financial Officer since June 1997. From
                           September 1991 through March 1996, Mr. Schwartz was employed as an attorney at
                           McCarter & English, a New Jersey based law firm.

Jeffrey Wolf, 34           JEFFREY WOLF is a co-founder of the Company.  He has been a director of the Company since
                           September 1995.  From September 1995 through December 1995, Mr. Wolf served as the
                           President of the Company, and from September 1995 through April 1996, Mr. Wolf served as the Treasurer of the Company.  Mr. Wolf has been a managing director of Athena
                           Ventures, LLC, a New York City based venture capital firm, since January 1996.  From
                           November 1994 through December 1995, Mr. Wolf was the head of Berenson Minella
                           Ventures, the venture capital division of Berenson Minella and Company, a New York City based merchant bank.

         The Company is not aware of any family relationships among directors or executive officers. Company is not aware of any events during the past five years relating to the ability or integrity of any director, person nominated to become a director, executive officer, promoter or control person of the Company that are required to be disclosed herein.

         On June 12, 1997, the Company, May Davis Group, Inc. ("May Davis"), Owen May, Dibo Attar, Dennis E. Sal and seven investment funds as to which Mr. Attar acts as advisors (the "Funds", and together with May Davis and Messrs. May, Attar and Sal, collectively, the "Subscribing Parties") entered into a certain Settlement and Voting Agreement (the "Voting Agreement") to, among other things, resolve certain corporate governance issues relating to the Company.

         Pursuant to the Voting Agreement, the Subscribing Parties agreed to certain voting and other provisions for the three year term thereof (the "Term") relating to the 315,000 shares of the Company's Common Stock currently held, and the voting securities of the Company owned from time to time, by the Subscribing Parties for their own accounts, by their immediate families, by entities they control and certain others (collectively, the "Subscribing Party Voting Securities").

         The parties agreed to promptly increase the size of the Company's
Board of Directors to seven, and to fill the two vacancies thereby created with a designee of the Subscribing Parties (Designee "B") and a designee (Designee "A") selected by the three Class III Directors, namely, Michael Kharitonov, Andrew J. Schwartz and Jeffrey Wolf, and that such individuals will be nominated by the Board for election to the Board at the Annual Meeting. They also agreed that thereafter, for the balance of the Term, the Board will include as a nominee for election to the Board as a Class I director a designee of the Subscribing Parties reasonably acceptable to the Board and an independent designee of the Class III Directors reasonably acceptable to the Board and to May Davis. Thereafter, at a meeting held on August 11, 1997, the Board was increased, Mr. Sal, who is a member of the May Davis Group, was elected as Designee "B", and Mr. Yung was elected as Designee "A". Each of them is proposed as a nominee to the Board pursuant to the Voting
Agreement.

         The Subscribing Parties also agreed to vote, or cause to be voted, the Subscribing Party Voting Securities at the Annual Meeting to amend the Company's By-laws and the Company's Certificate of Incorporation as set forth in Proxy Item 1; and subject to certain contingencies, to vote in favor of (i) all of the Board's nominees to the Board to the classes proposed by the Board as set forth in Proxy Item 2 and to continue to vote in favor of all of the Board's nominees at each successive annual meeting of stockholders during the Term, and (ii) Michael Kharitonov as Chairman of the Board.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended March 31, 1997, the Board held nine meetings and took action by unanimous written consents on two occasions.

         During the fiscal year ended March 31, 1997, Messrs. Ross S. Glatzer, Michael Kharitonov and John E. Meier were members of the Performance Share Program Committee which held one meeting. The responsibilities of this committee included considering the grants of awards to the Company's employees. On August 11, 1997, the Performance Share Program was re-designated the Compensation Committee and its authority was expanded to include considering the grants of stock option awards under the Company's stock option plans.
The current members of the compensation committee are Messrs. Yung, Kharitonov and Michael Wolf.

         During the fiscal year ended March 31, 1997, each director attended at least 75% of the total number of meetings of the Company's Board of Directors and the committee on which he served during the period that he served.

EXECUTIVE OFFICERS

         Set forth below are the current executive officers of the Company and information concerning those officers who are not also directors of the Company.

              NAME                                  POSITION
              ----                                  --------

       Michael Kharitonov              Chairman, President, Chief Executive
                                       Officer and Director of Technology

       John E. Meier                   Executive Vice President and Chief
                                       Operating Officer

       Vladislav Rysin                 Vice President of Technology

       Andrew J. Schwartz              Vice President of Business Development,
                                       Secretary, Treasurer, Chief Financial
                                       Officer and General Counsel


         VLADISLAV RYSIN, PH.D. has been the Vice President of Technology of the Company since October 1996 and Senior Software Developer and Project Manager since May 1996. From May 1993 to May 1996, Dr. Rysin served as a Vice President of Accomet Corporation, a company engaged in the manufacturing and trading of metals. From May 1992 to May 1993, Dr. Rysin served as a systems manager for Consist International, Inc., a software development company. From February 1990 to May 1992, Dr. Rysin served as a project manager for Atedeca Corporation, C.A., a software development company.


EXECUTIVE COMPENSATION

The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer for services rendered in all capacities to the Company for each of the last two fiscal years since the Company's incorporation on August 23, 1995 and for any other Executive Officer whose total annual salary and bonus exceeded $100,000 for the fiscal year ending March 31, 1997. The Company has not issued or created any stock appreciation rights ("SAR"), restricted stock awards, pension plans, retirement plans or long-term incentive plan awards.

                          SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                               ANNUAL COMPENSATION                  COMPENSATION
                                               -------------------                  ------------
NAME AND
PRINCIPAL             FISCAL YEAR     SALARY ($)     BONUS ($)     OTHER ANNUAL     SECURITIES UNDERLYING
POSITION              ENDING                                       COMPENSATION     OPTIONS (#)
                      MARCH 31,                                    ($)
---------             -----------     ----------     ---------     ------------     ---------------------
Laurence Rosen,           1997         110,833           --              --                 107,490
President and
Chief Executive           1996          61,250       29,167              --                 223,158
Officer

Vladislav Rysin,          1997          90,769       68,467(1)       87,500(2)              100,000
Vice President of
Technology

Michael                   1997          70,544       30,000              --                  64,372
Kharitonov,
Director of
Technology

--------------
(1) This amount constitutes a pro-rated portion accrued during fiscal 1997 of a $79,000 bonus paid to Mr. Rysin on May 18, 1997.

(2) This amount represents amortization of deferred compensation during fiscal 1997 in connection with the issuance of 100,000 options under the 1996 Stock Option Plan based on the difference between the fair market value of the Common Stock underlying the stock options at the time of issuance and the exercise price of such options.

1996 STOCK OPTION PLAN

         Effective as of February 1996, the Board of Directors and stockholders of the Company adopted the Company's 1996 Stock Option Plan (the "Option Plan"). The Option Plan is intended to recognize the contributions made to the Company by key employees, officers and directors of the Company and to provide such persons with additional incentive to devote themselves to the future success of the Company. Furthermore, the Option Plan improves the ability of the Company to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock.

         The Company has reserved 800,000 shares of Common Stock for issuance upon the exercise of options available for future grant under the Option Plan designated as either (i) incentive stock options ("ISO's") under the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options ("NQSO's"). ISO's may be granted under the Option Plan to employees (including directors) and officers of the Company. NQSO's may be granted to non-employee directors, and officers of the Company.

NON-PLAN STOCK OPTIONS

         The Company has issued options to purchase an aggregate of 260,000 shares of Common Stock (the "Non-Plan Options") outside of the Option Plan to certain executive officers, non-employee directors and consultants. All of such Non-Plan Options have vested. Fifty percent of such options became exercisable on February 28, 1997 and the remaining 50% of such Non-Plan Options become exercisable on the earlier of (i) the Company achieving an after-tax net income of at least $1,250,000 for a full fiscal year or (ii) five years following their date of grant.

EMPLOYEE PERFORMANCE SHARE PROGRAM

         On February 27, 1997, the Company's Board of Directors adopted the NetLive Communications, Inc. Performance Share Program, an employee deferred compensation plan (the "Performance Plan"). The purpose of the Performance Plan is to provide an incentive for, and to help retain, the Company's employees and to facilitate hiring new employees. The Company also entered into a Trust Agreement whereby the Performance Share Program Trust (the "Trust") was created and issued 300,000 shares of the Company's Common Stock to the Trust. Prior to vesting and distribution to the applicable employee(s), the shares will be voted by the independent trustee of the Trust, Mr. R. Andrew Lee. Upon the end of the fiscal year ended March 31, 1997, the Performance Plan Committee of the Company's Board of Directors had made awards to 12 employees (none of whom is an officer or director of the Company) constituting an aggregate of 106,000 shares of Common Stock. Awards relating to 28,000 shares were subsequently canceled because of employee departures. Accordingly, awards relating to an aggregate of 78,000 shares of Common Stock were outstanding as of August 15, 1997.

         The Company may, in the future, file a registration statement on Form S-8 under the Securities Act with the Commission registering the options, the shares of Common Stock underlying the options and the Common Stock that may be issued under the two plans and otherwise described immediately above.

         The following table sets forth the information with respect to options issued to the Company's Executive Officers about whom disclosure is required during the fiscal year ended March 31, 1997:

             OPTION GRANTS DURING FISCAL YEAR ENDED MARCH 31, 1997


NAME                    NUMBER OF        % OF TOTAL          EXERCISE      MARKET        EXPIRATION DATE
                        SECURITIES       OPTIONS/SARS        PRICE ($)     PRICE ON
                        UNDERLYING       GRANTED TO                        DATE OF
                        OPTIONS/SARS     DIRECTORS                         GRANT ($)
                        GRANTED (#)      EMPLOYEES IN
                                         FISCAL YEAR (%)
-------------------     ------------     ---------------     ---------     ---------     ---------------
Vladislav Rysin          100,000(1)           46.5             2.50          5.50         May 19, 2001

All Directors and        215,000             100.0
Employees as a
Group (5
persons)

--------------
(1)  All of such options are NQSO's granted under the Option Plan.

         The following table sets forth the information with respect to options held by the Company's Executive Officers about whom disclosure is required at the end of the fiscal year ending March 31, 1997. The share closing price on March 31, 1997 for the Company's Common Stock was $6.875.

        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

NAME                NUMBER OF           VALUE OF           NUMBER OF             VALUE OF
                    SECURITIES          UNEXERCISED        SECURITIES            UNEXERCISED IN-
                    UNDERLYING          IN-THE-MONEY       UNDERLYING            THE-MONEY
                    UNEXERCISED,        EXERCISABLE        UNEXERCISED,          UNEXERCISABLE
                    EXERCISABLE         OPTIONS AT         UNEXERCISABLE         OPTIONS AT FY
                    OPTIONS AT          FY END ($)         OPTIONS AT FY         END ($)
                    FY END (#)                             END (#)
--------------      ------------        ------------       -------------         ---------------
Laurence               46,579              203,783             284,069               856,637
Rosen

Michael                27,895              122,040             162,266               563,360
Kharitonov

Vladislav                  --                   --             100,000               437,500
Rysin

DIRECTOR COMPENSATION

         Directors who are employed by or serve as consultants to the Company do not currently receive fees for their services as Directors. Outside Directors currently receive $1,500 for each Board meeting they attend. All Directors are reimbursed for travel and other necessary business expenses incurred in such capacity in the performance of their services for the Company.

EMPLOYMENT AGREEMENTS

         Effective as of September 1, 1995, the Company entered into a consulting agreement with Jeffrey Wolf. In addition, effective as of April 5, 1996, the Company entered into an employment agreement with Michael Kharitonov, and, effective as of May 19, 1996, the Company entered into an employment agreement with Vladislav Rysin. The consulting agreement with Jeffrey Wolf was amended effective May 1, 1996. In addition, the Company's employment agreement with Michael Kharitonov was amended effective July 1, 1996. Effective as of September 1, 1995, the Company entered into an employment agreement with Laurence Rosen. Effective as of June 12, 1997, the Company entered into a severance agreement and related agreements with Laurence Rosen.

         Pursuant to the consulting agreement with Jeffrey Wolf, which was amended effective as of May 1, 1996, Mr. Wolf received a consulting fee of $50,000 per year through August 31, 1996 and a consulting fee of $55,000 per year for the year commencing September 1, 1996. Mr. Wolf will receive $60,000 per year for the year commencing September 1, 1997. In addition, Mr. Wolf received 73,860 options, 50% of which are exercisable upon the earlier of (i) the Company achieving certain earnings standards or (ii) five years from the date of grant. The consulting agreement will be renewed for successive one year terms unless the Company gives 30 days prior written notice of its intention not to renew the agreement. The consulting agreement may be terminated by the Company upon the death of Mr. Wolf or by either party for just cause (as defined in the consulting agreement). The consulting agreement also provides for payments to Mr. Wolf for a nine month period following termination equal to his base salary and a pro-rata portion of any bonus to which he would have been entitled in the event that the consulting agreement is terminated other than as a result of the death of Mr. Wolf, for cause or for lack of renewal thereof. The agreement does not require Mr. Wolf to devote his time exclusively to the Company and also subjects Mr. Wolf to certain confidentiality and non-competitive provisions.

         Pursuant to the employment agreement with Dr. Kharitonov, which was amended effective July 1, 1996, Dr. Kharitonov received a base annual salary of $100,000 per year through August 31, 1996, a salary of $110,000 per year for the year commencing September 1, 1996 and will receive $120,000 per year for the year commencing September 1, 1997. However, Dr. Kharitonov has the option to perform work for the Company on a reduced hour basis. In the event that Dr. Kharitonov elects to perform his duties on a reduced hour basis, his salary shall be adjusted so that the Company shall pay him a base salary after such election at the rate of $50,000 per annum through August 31, 1996, $55,000 from September 1, 1996 through August 31, 1997, $60,000 per annum from September 1, 1997 through August 31, 1998 and such equal or greater amount in each subsequent year of the term of the employment agreement as may be determined by the Board of Directors, payable in equal installments on a semi-monthly basis in arrears. This reduced hour option was exercised by Dr. Kharitonov from August 16, 1996 to February 28, 1997. Further, Dr. Kharitonov was paid a bonus of $30,000 on January 1, 1997. In addition, Dr. Kharitonov received 55,789 options, 50% of which are exercisable upon the earlier of (i) the Company achieving certain earnings standards or (ii) five years from the date of grant. The employment agreement will be renewed for successive one year terms unless the Company gives 30 days prior written notice of its intention not to renew the agreement. The employment agreement may be terminated by the Company upon the death of Dr. Kharitonov and by either party or for just cause (as defined in the employment agreement). The employment agreement also provides for payments to Dr. Kharitonov following termination as follows: (i) so long as Dr. Kharitonov performs his duties as a full-time employee of the Company, upon termination Dr. Kharitonov shall receive payments equal to his base salary and a pro-rata portion of any bonus to which he would have been entitled for a nine month period after termination in the event that the employment agreement is terminated other than as a result of the death of Dr. Kharitonov, for just cause (as defined in the employment agreement) or for lack of renewal thereof, or (ii) in the event that Dr. Kharitonov elects to perform his duties on a reduced hour basis, upon termination Dr. Kharitonov shall receive payments equal to the amount described above but for the entire remaining term of the employment agreement. The agreement with Dr. Kharitonov includes certain confidentiality and non-competitive provisions. Upon Dr. Kharitonov's promotion to President and CEO on June 12, 1997, the Board of Directors increased his salary to $115,000 per annum.

         Pursuant to the agreement with Dr. Rysin, the Company's Vice President of Technology and Senior Software Developer and Project Manager, Dr. Rysin received a base salary of $98,000 per year through May 18, 1997, receives $108,000 per year for the year commencing May 19, 1997 and will receive $118,000 per year for the year commencing May 19, 1998. In addition, Dr. Rysin received 100,000 vested options, one-third of which became exercisable one (1) year from the date of his employment agreement, and an additional one-sixth of which shall become exercisable every six months thereafter. The employment agreement will be renewed for successive one year terms unless the Company gives 30 days prior written notice of its intention not to renew the agreement. The employment agreement may be terminated by the Company upon the death of Dr. Rysin or for just cause (as defined above). Further, Dr. Rysin may also terminate the employment agreement for just cause (as defined above). The employment agreement also provides for payments to Dr. Rysin for a nine month period following termination equal to his base salary and a pro-rata portion of any bonus to which he would have been entitled in the event that the employment agreement is terminated other than as a result of the death of Dr. Rysin, for cause (as defined above) or for lack of renewal thereof. Further, Dr. Rysin shall be paid a bonus of $79,000 on the last day of the month on each of the twelfth, twenty-fourth and thirty-sixth months of the employment agreement. The agreement with Dr. Rysin includes certain confidentiality and non-competitive provisions. Upon his promotion to Vice President of Technology on October 7, 1996, the Company increased Mr. Rysin's salary to $110,000 per year through May 19, 1997, $120,000 per year through May 19, 1998 and $130,000 per year through May 19, 1999.

         Pursuant to the agreement with Mr. Rosen, the Company's President, Chief Executive Officer, and Director, Mr. Rosen received a base salary of $105,000 per year through August 31, 1996, and a salary of $115,000 per year for the year commencing September 1, 1996 and $125,000 per year for the year commencing September 1, 1997. In addition, Mr. Rosen received 93,158 options, 50% of which are exercisable upon the earlier of (i) the Company achieving certain earnings standards or (ii) five years from the date of grant. On June 12, 1997, a certain Severance Agreement (the "Severance Agreement") and various related documents including a certain Consulting Agreement (the "Consulting Agreement") between the Company and Laurence Rosen became effective. Mr. Rosen resigned as President, Chief Executive Officer, as a member of the Board of Directors and all other positions with the Company. Concurrently, the Company paid Mr. Rosen $147,500. Under the Severance Agreement, the Company and Mr. Rosen exchanged mutual releases and made provision for certain of Mr. Rosen's stock options and benefits. Mr. Rosen also agreed not to hire, or be hired by, directly or indirectly, any existing employees of the Company for one year. Under the Consulting Agreement, Mr. Rosen is to serve as a consultant to the Company from the Effective Date through September 1, 1997 and be compensated at the rate of $500 per month.

         Currently, all of the officers of the Company perform their duties as full-time employees of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company was originally incorporated under the laws of the State of Delaware under the name of NetVisions Incorporated and subsequently changed its name to NetLive Communications, Inc. In September 1995, December 1995 and January 1996, certain executive officers, directors and/or principal shareholders of the Company purchased shares of Common Stock for an aggregate consideration of $6,750, $22,890 and $1.00, respectively. The following table indicates the number of shares of Common Stock purchased by such persons and the date of such purchases:

                          NUMBER OF           NUMBER OF          NUMBER OF
                          SHARES              SHARES             SHARES
                          PURCHASED IN        PURCHASED IN       PURCHASED IN
NAME                      SEPTEMBER 1995      DECEMBER 1995      JANUARY 1996
----                      --------------      -------------      ------------
Scott Wolf                    132,268              45,206                --
Laurence Rosen                263,699              88,737             1,674
Jeffrey Wolf                  263,699              88,737                --
Andrew J. Schwartz             45,206              45,206                --
Michael Kharitonov            132,268             132,268             1,674

         In February 1996, Mr. Robert Friedman purchased 41,857 shares of the Company's Common Stock for an aggregate consideration of $50,000. In addition, in February 1996, Mr. Robert Friedman purchased 5,860 and 10,883 shares of the Company's Common Stock from Messrs. Laurence Rosen and Jeffrey Wolf, respectively. In February 1996, Mr. Laurence Rosen purchased 90,412 shares of the Company's Common Stock from Mr. Andrew Schwartz. In December 1996, Mr. Rosen and Mr. Schwartz rescinded their February 1996 transaction.

         As previously described, Messrs. Kharitonov, Rosen, Schwartz and Jeffrey Wolf are members of the Founders Group and Mr. Sal is a member of the May Davis Group. The nomination for election to the Board of Directors of Messrs. Kharitonov, Schwartz, Sal, Jeffrey Wolf and Yung was in accordance with the Voting Agreement.

         The Company believes that all transactions with Officers, Directors and principal shareholders and their affiliates were made on terms no less favorable to the Company than those available from unaffiliated parties. In addition, the Company has a policy that all transactions, including loans between the Company and its Officers, Directors, principal stockholders and their affiliates must be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside Directors on the Board of Directors, and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

CERTAIN LEGAL PROCEEDINGS

         None of the Company's directors, officers or affiliates, or to the Company's knowledge, any holder of 5% or more of the Company's Common Stock is a party adverse to the Company or any of its subsidiaries in any legal proceeding.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons") to file reports and changes in ownership of such securities with the Securities and Exchange Commission (the "Commission") and the Company. Based solely upon a review of (i) Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), promulgated under the Exchange Act, during the Company's fiscal year ended March 31, 1997 and (ii) Forms 5 and any amendments thereto and/or written representations furnished to the Company by any Reporting Persons stating that such person was not required to file a Form 5 during the Company's fiscal year ended March 31, 1997, it has been determined that the following Reporting Persons were delinquent with respect to such person's reporting obligations set forth in Section 16(a) of the Exchange Act: (i) Michael Kharitonov, Laurence Rosen, John E. Meier, Ross S. Glatzer, Vladislav Rysin, Andrew J. Schwartz and Jeffrey Wolf each filed one late report on Form 3; (ii) Laurence Rosen filed one late report on Form 4 and (iii) Andrew Schwartz filed two late reports on Form 4. To the Company's knowledge, none of the transactions reported therein resulted in any short-swing profits.


                            3. ELECTION OF AUDITORS
                            -----------------------
                                (Proxy Item 3)

         The Board of Directors has selected Goldstein, Golub, Kessler & Company, P.C., independent certified public accountants, to serve as auditors for the Company for the fiscal year ended March 31, 1998, subject to stockholder ratification. Goldstein, Golub, Kessler & Company, P.C. has advised the Company that neither the firm nor any of its members has any direct or indirect financial interest in, or connection with, the Company, other than as independent auditors. All of the professional services rendered to the Company by Goldstein, Golub, Kessler & Company, P.C. during the year ended March 31, 1997 were furnished at customary rates and terms. A representative of Goldstein, Golub, Kessler & Company, P.C. is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. Goldstein, Golub, Kessler & Company, P.C. has been the Company's auditors since its inception and are considered by the Board of Directors to be well qualified to serve as the Company's auditors and ratification by the stockholders of their selection is therefore recommended.

         The proposal to ratify the selection of Goldstein, Golub, Kessler & Company, P.C. as the Company's independent auditors requires the approval of a majority of the shares of Common Stock present and voting, provided that a quorum is present. Proxies received in response to this solicitation will, in the absence of contrary specification, be voted in favor of such ratification.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
           SELECTION OF GOLDSTEIN, GOLUB, KESSLER & COMPANY, P.C. AS
                    INDEPENDENT AUDITORS FOR THE COMPANY.

                   4. APPROVAL OF THE 1997 STOCK OPTION PLAN
                   -----------------------------------------
                                (PROXY ITEM 4)


         The Company's Board of Directors believes that in order to attract, retain and motivate executive and other key employees, it is necessary for the Company to have the ability and flexibility to provide compensation packages which compare favorably with those offered by other companies. Towards that end, the Company adopted the Option Plan in 1996 and the Performance Plan in 1997, as previously described. However, only approximately 100,000 shares of Common Stock remain available for issuance under the 1996 Plan, and approximately 220,000 shares under the Performance Plan, and the Board is concerned about the Company's ability to compete for talent in a highly competitive job market. Accordingly, in an effort to enhance the Company's competitive position, in August 1997, the Board of Directors adopted, subject to stockholder approval, the 1997 Plan (the "1997 Plan"). Set forth below is a summary of the 1997 NetLive Communications, Inc. Stock Option Plan, which is qualified in its entirety by reference to the full text of the 1997 Plan, a copy of which is annexed as Exhibit B to this Proxy Statement. The 1997 Plan will not become effective without stockholder approval.

         Six hundred thousand shares of Common Stock have been authorized for issuance under the 1997 Plan. If shares subject to an option or other right granted under the 1997 Plan cease to be subject to such option or other right, or if shares awarded under the 1997 Plan are forfeited, or otherwise terminate without a payment being made to the participant in the form of stock, such shares will again be available for future distribution under the 1997 Plan.

         Awards under the 1997 Plan may be made to key employees, including officers and directors of, and consultants and independent contractors to, the Company and its subsidiaries, except that members and any alternate members of the administering committee are not eligible for options under the 1997 Plan. The 1997 Plan imposes no limit on the number of officers and other key employees to whom awards may be made.

         The 1997 Plan will be administered by a committee of at least two non-employee directors to be appointed by the Company's Board of Directors (the "Committee"). Any member or alternate member of the Committee shall not be eligible to receive options or stock under the 1997 Plan. The Committee has broad discretion in determining the persons to whom stock options are to be granted, the type and the terms and conditions of the award, the exercise price and term and the restrictions and forfeiture conditions. If no Committee is appointed, the functions of the committee shall be performed by the Board of Directors. The Committee is presently comprised of Michael Kharitonov, Michael Wolf and Marcel Yung.

         The Committee has the authority to grant under the 1997 Plan both incentive and non-qualified stock options. Tax consequences of awards granted under the 1997 Plan are dependent upon the type of award granted. The grant of an ISO or a NISO does not result in any taxable income to the recipient or deduction to the Company. Upon exercise of a NISO, the recipient recognizes income in the amount by which the fair market value on the date of exercise exceeds the exercise price of the option, and the Company receives a corresponding tax deduction. In the case of an ISO, no income is recognized by the employee, and no deduction is available to the Company, if the stock issued upon exercise of the option is not transferred within two years from the date of grant or one year from the date of exercise, whichever occurs later. However, the exercise of an ISO may result in additional taxes through the application of the alternative minimum tax. In the event of a sale or other disqualifying transfer of stock issued upon exercise of an ISO, the employee realizes income, and the Company receives a tax deduction, equal to the amount by which the lesser of the fair market value at the date of exercise or the proceeds from the sale exceeds the exercise price.

         The proposal to ratify the 1997 Plan requires the approval of a majority of the shares of Common Stock present and voting at the Annual Meeting, provided that a quorum is present.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 PLAN.


                          1998 STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be considered for inclusion in the Company's proxy statement for the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office in New York, New York prior to February 28, 1998.


                                 OTHER MATTERS

         The costs of preparing, printing and mailing the Notice of Annual Meeting of Stockholders, Proxy Material and proxy and all other expenses of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies in person, by telephone, by telegram, by personal interview, by e-mail, or by telecopier and will receive no additional compensation for such solicitations. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward its solicitation materials to the beneficial owners of the shares of Common Stock they hold of record and obtain authorization for, and appropriate certification in connection with, the execution of proxy cards. The Company will reimburse these record holders for customary mailing expenses incurred by them in forwarding these materials.

         Management does not know of any other matters to be presented at the Annual Meeting other than those described herein. However, if any such matters properly come before the meeting, the holders of proxies solicited by the Board of Directors of the Company intend to exercise their discretion in voting on such other matters.

                      By order of the Board of Directors


                              ANDREW J. SCHWARTZ
                                   Secretary


August __, 1997

                                                                     EXHIBIT A

           AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION
           --------------------------------------------------------

The amendments to the Company's Certificate of Incorporation shall add new Articles IX, X and XI as follows:

         "Article IX: Number of Directors: The number of directors of the Corporation shall be seven.

         Article X: Classified Board of Directors: The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of any such series of stock adopted by the Board of Directors, shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible. The initial Class I Directors shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the adoption of this amendment of this Certificate; the initial Class II Directors shall serve for a term expiring at the second annual meeting of stockholders following this amendment of this Certificate; and the initial Class III Directors shall serve for a term expiring at the third annual meeting of stockholders following the adoption of this amendment of this Certificate. Each director in each such class shall hold office until his or her successor is duly elected and qualified or until his earlier death, disability, resignation or removal. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the adoption of this amendment of this Certificate, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified or until his earlier death, disability, resignation or removal.

         Article XI: Vacancies. If any seat on the Board becomes vacant during its initial term following the 1997 Annual Meeting, such vacancy shall be filled as follows: (i) in the case of Class III Directors, or their successors, by the vote of a majority of the remaining Class III Directors,
(ii) in the case of the Class II Directors or Designee "A" of the Class I Directors, or their successors (all such Directors being referred to as the "Independent Directors"), by the vote of a majority of the remaining Independent Directors, and (iii) in the case of Designee "B" of the Class I Directors, or his successors, by May Davis Group, Inc., Owen May, Dibo Attar, Dennis E. Sal, Davstar II Mdg. Investments Corp. N.V., Jasminville Corp., N.V., Celestial Dreams Corp. N.V., Eaglehurst Corp. N.V., Signal Hill N.V., Wellington Corp. N.V. and Ganaterra Corp. N.V., so long as such person is not an officer or employee of May Davis Group, Inc. and is reasonably acceptable to the Board."

                      AMENDMENTS TO THE COMPANY'S BY-LAWS
                      -----------------------------------

         Article III of the By-Laws of the Company, relating to the Board of Directors, shall be amended as follows:

         1. Sections 1(a) and 1(c) of Article III, which are set forth below, are deleted in their entirety:

         Section 1 - Number, Election and Term of Office:

         "(a) The number of directors of the Corporation shall be as determined by resolution of the Board of Directors."

         "(c) Each director shall hold office until the annual meeting of the stockholders next succeeding his election, and until his successor is elected, and qualified, or until his prior death, resignation or removal."

         2. Article III, Section 6 is amended by the addition of a new last sentence to read in its entirety as follows:

         "Section 6 - Chairman:

         At all meetings of the Board of Directors, the Chairman of the Board, if any and if present, shall preside. If there shall be no Chairman, or he shall be absent, then the President shall preside, and in his absence, a Chairman chosen by the directors shall preside. The Chairman of the Board shall be elected by the stockholders of the Corporation and he shall hold office until the expiration of his term as director or until his death, resignation or removal for cause."

         3. Article III, Section 9 is amended by the addition of an initial clause in the first sentence to read in its entirety as follows:

         "Section 9 - Vacancies:

         Except as provided in the Corporation's Certificate of Incorporation, any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal (unless a vacancy created by the removal of a director by the stockholders shall be filled by the stockholders at the meeting at which the removal was effected) or inability to act of any director, or otherwise, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the Board of Directors called for that purpose."

         4. At the end of Article IV, Section 1(b), Article IV, Section 1(c) and Article IV, Section 3, commas shall be substituted for the periods; the following language shall be added: "except as provided in Article III, Section 6 hereof" (the text of Article III, Section 6 is set forth above); and such provisions amended to read in their entirety as follows:

         Article IV, Section 1(b): "The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of stockholders, except as provided in Article III, Section 6 hereof."

         Article IV, Section 1(c): "Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been elected and qualified, or until his death, resignation or removal, except as provided in Article III, Section 6 hereof."

         Article IV, Section 3: "Any officer may be removed, either with or without cause, and a successor elected by a majority vote of the Board of Directors at any time, except as provided in Article III, Section 6 hereof."

                                                                     EXHIBIT B
                                                                     ---------

                            1997 STOCK OPTION PLAN
                         NETLIVE COMMUNICATIONS, INC.


1.       PURPOSE; DEFINITIONS.

         The purpose of the NetLive Communications, Inc. 1997 Stock Option Plan (the "Plan") is to enable NetLive Communications, Inc. (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company's stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Affiliate" means any corporation, partnership, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         (b)  "Board" means the Board of Directors of the Company.

         (c) "Book Value" means, as of any given date, on a per share basis
(i) the stockholders' equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (e) "Commission" means the Securities and Exchange Commission or any successor thereto.

         (f) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         (g) "Company" means NetLive Communications, Inc., a Delaware corporation, or any successor corporation.

         (h) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

         (i) "Early Retirement" means retirement, with the express consent for purposes of this Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

         (k) "Fair Market Value" means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

         (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

         (m) "Non-Employee Director" means a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate, provided, however, that any person who is employed by the Company or any of its subsidiaries and is an officer of the Company but does not receive compensation from the Company for services as an officer shall be deemed a Non-Employee Director.

         (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (o) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

         (p) "Plan" means this NetLive Communications, Inc. 1997 Stock Option Plan, as hereinafter amended from time to time.

         (q) "Retirement" means Normal Retirement or Early Retirement.

         (r) "Stock" means the common stock, par value $.0001 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged as part of a recapitalization, reorganization or similar transaction;

         (s) "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 of the Plan.

         (t) "Subsidiary" means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to so administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board. Notwithstanding the foregoing, in the event that the Company is not subject to the Exchange Act or in the event that the administration of the Plan by a Committee of Non-Employee Directors is not required in order for the Plan to meet the test of Rule 16b-3 of the Commission under the Exchange Act, or any subsequent rule, then the Committee need not be composed of Non-Employee Directors. As long as said Rule 16b-3 requires, as a condition to the officers and directors obtaining the benefit of such rule, that the Committee be composed of Non-Employee Directors, each member or alternate member of the Committee shall not be entitled to any grants under the Plan or under any other plans of the Corporation or its affiliates, except to the extent that participation in a plan would not cause such person to cease being a Non-Employee Director for purposes of said Rule 16b-3.

         (b) The Committee shall have full authority to grant Stock Options, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the Plan. In particular, the Committee shall have the authority:

              (i) to select the officers and other eligible persons to whom Stock Options may from time to time be granted pursuant to the Plan;

              (ii) to determine whether and to what extent Incentive Stock Options and/or Non-Qualified Stock Options, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

              (iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

              (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

              (v) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash or other securities of the Company under Paragraph 5(b)(x) of the Plan instead of Stock;

              (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

              (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period; and

              (viii) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

         (c) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

         (d) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3.       STOCK SUBJECT TO PLAN.

         (a) The total number of shares of Stock reserved and available for distribution under the Plan shall be six hundred thousand (600,000) shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

         (b) If any shares of Stock that have been optioned cease to be subject to a Stock Option, such shares shall again be available for distribution in connection with future awards under the Plan.

         (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

4.       ELIGIBILITY.

         Officers and other key employees, consultants and directors of the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

5.       STOCK OPTIONS.

         (a) Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and
(ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

         (b) Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

              (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

              (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

              (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

              (iv) Method of Exercise.

                   (A) Subject to whatever installment exercise provisions apply under Paragraph 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee.

                   (B) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

                   (C) Subject to Paragraph 5(b)(iv)(B) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Paragraph 9(a) of the Plan.

              (v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or optionee's legal representative.

              (vi) Termination by Death. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              (vii) Termination by Reason of Disability, Retirement or Resignation. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability, Normal or Early Retirement or voluntary resignation which is not preceded by delivery of notice of the optionee's unsatisfactory performance or forthcoming termination for Cause, as hereafter defined ("Voluntary Resignation"), any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of two years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such two-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of two years from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, Normal or Early Resignation, or Voluntary Resignation, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

              (viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability, Normal or Early Retirement, or Voluntary Resignation, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of twelve months from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter. For purposes of this Plan, "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct, dishonesty or gross negligence.

              (ix) Incentive Stock Options.

                   (A) Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422A of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422A.

                   (B) To the extent required for "incentive stock option" status under Section 422A(b)(7) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000. If Section 422A is hereafter amended to delete the requirement now in Section 422A(b)(7) that the plan text expressly provide for the $100,000 limitation set forth in Section 422A(b)(7), then this Paragraph 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

                   (C) To the extent permitted under Section 422A of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                        (I) If (x) a participant's employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Paragraphs 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422A(b)(7) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422A, such excess shall be treated as a Non-Qualified Stock Option; and

              (x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Stock, an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.


6.       AMENDMENTS AND TERMINATION.

         (a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option theretofore granted, without the optionee's or participant's consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

         (b) The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

         (c) Subject to the provisions of Paragraphs 7(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

7.       UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

8.       GENERAL PROVISIONS.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

9.       EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

10.      TERM OF PLAN.

         Stock Options may be granted pursuant to the Plan, until this Plan shall be terminated, but awards granted prior to such termination may extend beyond that date. Notwithstanding the foregoing, no Incentive Stock Option may be granted after the tenth (10th) anniversary of the date this Plan was approved by the Board, although Incentive Stock Options granted prior to such date may extend beyond such date.

PROXY
-----

                         NETLIVE COMMUNICATIONS, INC.

           1997 ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 15, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Michael Kharitonov and Andrew J. Schwartz, or any one of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 1997 Annual Meeting of Stockholders of NetLive Communications, Inc. (the "Company"), to be held at 2:00 p.m., local time, on September 15, 1997, at the offices of Goldstein, Golub, Kessler & Co., P.C., 1185 Avenue of the Americas, New York, New York 10036, and at any adjournments or postponements thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.


(1) Proposal to approve the amendments to the Company's Charter and By-laws which, among other things, designates a classified Board of Directors and increases the number of directors to seven (7).

         FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

(2)      Proposal to elect seven (7) directors as follows:

         Class I Directors:  Dennis E. Sal and Marcel M. Yung;

         Class II Directors: John E. Meier and Michael E. Wolf; and

         Class III Directors: Michael Kharitonov as Chairman of the Board, Andrew J. Schwartz and Jeffrey Wolf.

         [ ] FOR all nominees listed above (except as marked to the contrary below).

         [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.

         INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                       NOMINEE, PRINT THE NOMINEE NAME(S) BELOW.

-------------------------------------------------------------------------------

(3) Proposal to ratify the selection of Goldstein, Golub, Kessler & Company, P.C. as the independent certified public accountants of the Company for the year ending March 31, 1998:

         FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

(4)      Proposal to approve the 1997 Stock Option Plan.

         FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

(5) In their discretion, upon the transaction of such other business as may properly come before the meeting; all as set forth in the Proxy Statement, dated August , 1997.

         The shares represented by this proxy will be voted on Items 1, 2, 3 and 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Items 1, 2, 3 and 4.

         If you plan to attend the meeting please indicate below:

         I plan to attend the meeting [ ]


Dated:                       , 1997
      -----------------------               -----------------------------------
                                                      (Signature(s))

                                            PLEASE SIGN EXACTLY AS NAME(S)
                                            APPEAR HEREON. WHEN SIGNING AS
                                            ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                            TRUSTEE OR GUARDIAN, PLEASE GIVE
                                            FULL TITLE AS SUCH. PLEASE DATE,
                                            SIGN AND MAIL THIS PROXY IN THE
                                            ENCLOSED ENVELOPE, WHICH REQUIRES
                                            NO POSTAGE IF MAILED IN THE UNITED
                                            STATES.